Exhibit 10

Vicki von Krause	Syndicated & Leveraged Finance	Telephone: 312-732-2036
	131 S. Dearborn	Fax: 312-732-2117
	Mail Suite IL1-0429	E-Mail: victoria.von.krause@jpmorgan.com
Chicago, Illinois 60670-0429
March 17, 2006
To the Lenders to
Denbury Onshore, LLC
Fifth Amended and Restated Credit Agreement
Dated September 1, 2004
Re: Borrowing Base Determination – Spring 2006 (revised)
Ladies and Gentlemen;
JPMorgan Chase Bank, N.A., as Administrative Agent, proposes a $300,000,000 Borrowing Base, effective as of March 29, 2006 and continuing until the next Borrowing Base Determination. The Total Commitment will remain at $150,000,000.
Kindly, indicate your approval of the proposed Borrowing Base of $300,000,000 until the next re-determination by signing in the space indicated below and returning to the attention of Vicki von Krause by Tuesday, March 28, 2006 via facsimile to (312) 732-2117.
Determination of the Borrowing Base is governed by Section 5.2 of the Fifth Amended and Restated Credit Agreement dated September 1, 2004. Each Borrowing Base determination shall be made by the Banks in their sole discretion.
Sincerely,
Vicki von Krause

March 17, 2006
APPROVAL OF $300,000,000 BORROWING BASE, EFFECTIVE MARCH 29, 2006 FOR DENBURY ONSHORE, LLC.

JPMORGAN CHASE BANK, N.A., as a Lender
and as Administrative Agent

By:	/s/ J. Scott Fowler

Name:	J. Scott Fowler

Title:	Vice President

CALYON NEW YORK BRANCH

By:	/s/ Michael Willis

Name:	Michael Willis

Title:	Vice President

By:	/s/ Bertrand Corohomme

Name:	Bertrand Corohomme

Title:	Director

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery

Name:	David Montgomery

Title:	Senior Vice President

By:	/s/ Darrell Holley

Name:	Darrell Holley

Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Alison Fuqua

Name:	Alison Fuqua

Title:	Investment Banking Officer

By:	/s/ Sean Murphy

Name:	Sean Murphy

Title:	Vice President

COMERICA BANK

By:	/s/ Peter L. Sefzik

Name:	Peter L. Sefzik

Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Scott F. Davis

Name:	Scott F. Davis

Title:	Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Reed V. Thompson

Name:	Reed Thompson

Title:	Vice President

BANK OF SCOTLAND

By:	/s/ Karen Welch

Name:	Karen Welch

Title:	Assistant Vice President

COMPASS BANK

By:	/s/ Dorothy Marchand

Name:	Dorothy Marchand

Title:	Senior Vice President